UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 25, 2022

Universal Security Instruments, Inc.

(Exact name of registrant as specified in charter)

Maryland	001-31747	52-0898545
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

11407 Cronhill Drive, Suite A

Owings Mills, MD 21117

(Address of Principal Executive Offices and Zip Code)

(410) 363-3000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	UUU	NYSE MKT LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On February 25, 2022, Universal Security Instruments, Inc. (“USI”), a Maryland corporation, entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among (i) USI; (ii) D-U Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of USI (“Merger Sub”); and (iii) Infinite Reality, Inc. (“Infinite Reality”), a Delaware corporation. The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, Merger Sub will merge with and into Infinite Reality, with Infinite Reality continuing as the surviving corporation and wholly owned subsidiary of USI (the “Merger”). The Merger Agreement and the consummation of the transactions contemplated thereby, including the Merger, have been approved by the boards of directors of USI and Infinite Reality. The description of the Merger Agreement set forth in this Item 1.01 is qualified in its entirety by reference to the content of the Merger Agreement.

The closing of the Merger will take place on the third business day following the satisfaction or waiver by the party for whose benefit such condition exists, of all of the closing conditions or at such other mutually agreeable time (the “Closing Date”). On the Closing Date, a certificate of merger will be filed with the Delaware Secretary of State. The Merger will become effective at the time when the certificate of merger has been duly filed or such later date specified in the filed certificate (the “Effective Time”). At the Effective Time and resulting from the Merger, all the assets, liabilities, rights, powers and privileges of Infinite Reality and Merger Sub will vest in Infinite Reality, surviving the Merger as a wholly owned subsidiary of USI. The directors and officers of Infinite Reality prior to the Effective Time, will remain the directors and officers after the Effective Time, until their resignation or removal. At the Effective Time, USI will take the actions required to replace the officers and directors of USI with designees by Infinite Reality. At the Effective Time, the parties intend for USI to convert from a Maryland corporation to a Delaware corporation.

Pursuant to the Merger Agreement, Infinite Reality shareholders acquire the right to convert their Infinite Reality common stock held immediately prior to the Merger into USI common stock. Each share of Infinite Reality common stock will convert into the right to receive 0.437608078 shares of USI common stock at the Effective Time, subject to certain adjustments, floors, and ceilings, as specified in the Merger Agreement, based on an enterprise valuation of the combined entity of $500 million. Holders of any fractional interests will receive cash in lieu of fractional shares of USI common stock. Holders of USI common stock prior to the Effective Time (“Legacy Shareholders”) may also receive a dividend of USI common stock if the market capitalization of USI is less than $500 million 180 days after the Effective Time.

Under the terms of the Merger Agreement, the USI current operating business will continue, and USI has agreed to use its best efforts to sell or spin off its business operations prior to the Effective Time. In the event USI’s current business operations are not sold or otherwise divested by the Effective Time, a Contingent Value Rights Agreement will issue to each Legacy Shareholder.

The Merger Agreement contains customary representations and warranties from both USI and Infinite Reality, and each has agreed to customary covenants, including, among others, operating businesses in the ordinary course until the earlier of the Effective Time or termination of the Merger Agreement, with the exception of USI committing to the sale or other divesting of its business operations.

Infinite Reality is obligated to inform USI if it receives a superior acquisition proposal prior to the Effective Date. Similarly, USI is obligated to inform Infinite Reality if it receives an acquisition proposal prior to the Effective Date.

The Merger Agreement includes customary rights of each party to terminate the Merger Agreement, including: in the event shareholder approval is not obtained; if the USI’s shares are not approved for continued listing by the NYSE MKT LLC following the Effective Time; and if a party receives a superior offer and complies with the terms of the Merger Agreement regarding accepting such offer. If USI or Infinite Reality accepts a superior offer and terminates the Merger Agreement, the terminating party will pay a breakup fee to the non-terminating party covering its out-of-pocket expenses, subject to a cap of $100,000, plus 4% of the market capitalization of USI as of the Effective Date.

USI and Infinite Reality have agreed to file with the SEC a proxy statement and Form S-4 registration statement in connection with the merger, as soon as practicable following the Effective Date. Dissenting Infinite Reality common stock stockholders may exercise appraisal rights in lieu of the merger consideration if they perfect such rights in accordance with the requirements of Delaware General Corporate Law §262, which requirements will be explained in the upcoming proxy statement.

The Merger Agreement is subject to a binding arbitration provision and allows for remedies that include specific performance. The Merger Agreement is governed by Delaware law.

Item 8.01.     Other Events.

On February 25, 2022, USI issued a press release announcing entry into the Merger Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Additional Information and Where to Find It

In connection with the proposed merger, USI and Infinite Reality intend to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a registration statement on Form S-4 that will contain a prospectus and a proxy statement. Investors and security holders of USI and Infinite Reality are urged to read these materials when they become available because they will contain important information about USI, Infinite Reality and the proposed merger. The proxy statement, prospectus and other relevant materials (when they become available), and any other documents filed by USI with the SEC, may be obtained free of charge at the SEC website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by USI by directing a written request to: Universal Security Instruments, c/o Harvey Grossblatt, Chief Executive Officer, 1407 Cronhill Drive, Suite A, Owings Mills, MD 21117. Investors and security holders are urged to read the proxy statement, prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed merger.

This communication does not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities in connection with the proposed merger will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

USI and its directors and executive officers and Infinite Reality and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of USI in connection with the proposed transaction under the rules of the SEC. Information about the directors and executive officers of USI and their ownership of shares of USI’s common stock is set forth in its Annual Report on Form 10-K for the year ended March 31, 2021, which was filed with the SEC on July 8, 2021, and will be contained in subsequent documents filed with the SEC, including the joint proxy statement/prospectus referred to above. Additional information regarding the persons who may be deemed participants in the proxy solicitations and a description of their direct and indirect interests in the proposed transactions, by security holdings or otherwise, will also be included in the joint prospectus/proxy statement and other relevant materials to be filed with the SEC when they become available. These documents are available free of charge at the SEC’s web site (www.sec.gov) and from the Chief Executive Officer at USI at the address described above.

Cautionary Note About Forward-Looking Statements

This communication contains “forward-looking statements.” USI and Infinite Reality generally identify forward- looking statements by terminology such as “may,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar words. These statements are only predictions. USI and Infinite Reality have based these forward-looking statements largely on their then-current expectations and projections about future events and financial trends as well as the beliefs and assumptions of management. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond each of USI’s and Infinite Reality’s control. USI’s and Infinite Reality’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to: (i) risks associated with USI’s ability to obtain the shareholder approval required to consummate the proposed transactions and the timing of the closing of the proposed transaction, including the risks that a condition to closing would not be satisfied within the expected timeframe or at all or that the closing of the proposed transactions will not occur; (ii) the outcome of any legal proceedings that may be instituted against the parties and others related to the proposed transactions; (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the proposed transactions, (iv) unanticipated difficulties or expenditures relating to the proposed transactions, the response of business partners and competitors to the announcement of the proposed transactions, and/or potential difficulties in employee retention as a result of the announcement and pendency of the proposed transactions; and (v) those risks detailed in USI’s most recent Annual Report on Form 10-K and subsequent reports filed with the SEC, as well as other documents that may be filed by USI from time to time with the SEC. Accordingly, you should not rely upon forward-looking statements as predictions of future events. Neither USI nor Infinite Reality can assure you that the events and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results could differ materially from those projected in the forward-looking statements. The forward-looking statements made in this communication relate only to events as of the date on which the statements are made. Except as required by applicable law or regulation, USI and Infinite Reality undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated event.

Item 9.01.	Financial Statements and Exhibits.

(d)     Exhibits

Exhibit Number	Description
99.1	Press release of Universal Security Instruments, Inc. issued on February [•], 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL SECURITY INSTRUMENTS, INC.
(Registrant)

Date: March 1, 2022	By:	/s/ Harvey B. Grossblatt
Harvey B. Grossblatt
President

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